UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

LEGG MASON

DEVELOPED EX-US DIVERSIFIED CORE ETF

DDBI

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside the United States.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Developed ex-US Diversified Core ETF for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

II	Legg Mason Developed ex-US Diversified Core ETF

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook, the International Monetary Fund (“IMF”)ii said, “Global growth for 2018–19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through

Legg Mason Developed ex-US Diversified Core ETF	III

Investment commentary (cont’d)

December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Legg Mason Developed ex-US Diversified Core ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Developed ex-US Diversified Core ETF (the “Fund”) seeks to track the investment results of the QS DBI Developed ex-US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity markets in developed countries outside the United States and is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the Fund’s subadviser. The Underlying Index is composed of equity securities in developed markets outside the United States that are included in the MSCI World ex-US Indexi.

The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters is equally weighted in the Underlying Index to produce a highly diversified portfolio. QS Investors anticipates that the number of component securities in the Underlying Index will range from 900 to 1,000. The Underlying Index may include large, medium and small capitalization companies. The components of the Underlying Index, and the degree to which these components represent certain countries and sectors, may change over time. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI World ex-US Index. Securities that are removed from, or added to, the MSCI World ex-US Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS Investors’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” highlights the segment of the investment universe where the Fund invests — as opposed to introducing value or size biases or investing in niche segments of the market.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. The equity securities that the Fund will hold are principally common stocks.

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	1

Fund overview (cont’d)

funds; exchange-traded notes; depository receipts; and in securities and other instruments not included in its Underlying Index but which QS Investors believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a prolonged period of steady upward momentum in global equity markets during 2017, volatility returned in 2018, marked by two key episodes during the twelve-month reporting period ended October 31, 2018, the first in February 2018 and the second in October 2018.

For much of the reporting period, global equity returns were positive across most regions and sectors, although non-U.S. developed markets underperformed the U.S., which hit all-time highs in September 2018. In non-U.S. markets, growth slowed over the reporting period; a strong first quarter tapered off to more mixed results across regions and sectors for the remainder of the period, even prior to the significant decline in October 2018.

International equities ended 2017 with double-digit gains. Most major equity markets posted positive returns in each quarter of 2017, in spite of geopolitical tensions in the Middle East and the Korean peninsula as well as rate hikes in the U.S. and the United Kingdom. This persistent trend of global equity growth ended early in the first quarter of 2018. Despite a backdrop of solid global economic gains, the market in early February 2018 dipped into correction territory. The sell-off was believed to be sparked by a report that inflation in the U.S. was rising higher than expected, leading to fear that the U.S. Federal Reserve Board (the “Fed”)ii would accelerate their rate tightening schedule. Aside from inflation, global manufacturing indicators weakened slightly off a nearly three-and-a-half year high in January 2018. Equities remained volatile through the end of the quarter amid talks of new tariffs and trade friction between the U.S. and China. For the first quarter of 2018, only emerging markets stayed positive among the major regions.

Many developed markets outside the U.S. and all emerging markets declined in U.S. dollar terms in the second quarter of 2018, as the U.S. dollar continued to strengthen and global trade tensions increased amid tariff implementation. Equity market performance continued to be driven by a narrow segment of stocks, as the rally in momentum/growth stocks continued.

In the third quarter of 2018, equity markets outside the U.S. were modestly positive overall, but mixed among major regions. In keeping with the general trend of 2018, developed markets outperformed emerging markets, which declined slightly. Large cap indices outperformed small caps and growth stocks continued to outperform value. While business optimism in the U.S. reached new highs in September 2018, it deteriorated in other regions on weakening economic expansion, higher costs for oil and other commodities, and trade tensions.

The final month of the reporting period proved to be a challenging month for investors, as volatility returned in earnest. Throughout the month, practically every

2	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

asset class sold off to some extent, both in the U.S. and abroad. The narrow, growth-based names that had driven most of the gains for most of 2018 became expensive on most fundamental metrics. Investors reacted to this rising risk by pivoting towards value; value indices solidly outperformed growth indices for the month of October. Most equity market regions and sectors had negative returns in U.S. dollar terms. In many markets, inflationary pressures, including commodity prices and interest rate hikes, were cited as causes for less optimistic views of business growth. Economic expansion weakened across a number of major markets as growth was impacted by tense trade negotiations. Growth and solvency in emerging markets and concerns about the outcome of the U.S. mid-term elections were also deemed to be catalysts.

From a regional perspective, Japan was the best performing developed region outside the U.S. for the reporting period, and prior to October 2018 had positive returns in most sectors, a number in double digits. October 2018 brought the twelve months return into negative territory, with wide performance dispersion across sectors. While business sentiment declined in the final months of the reporting period on the high cost of the materials, the economy is experiencing moderate growth with a rising gross domestic product (“GDP”)iii. The Bank of Japan (“BoJ”)iv reported that inflation is on trend, and the BoJ will continue an accommodative stance.

The U.K. also had a positive return for the early part of the reporting period despite periods of difficulty around Brexit negotiations. However, the third calendar quarter of 2018 as well as the final month of the reporting period saw negative returns across most sectors despite an uptick in manufacturing and the rate of job creation, likely as a result of fears around rising inflation and Brexit. The Bank of Englandv left interest rates unchanged in September 2018 and noted that news about difficult Brexit negotiations was making private companies take cost-cutting measures and hold back on investments.

Continental Europe was the laggard among the major regions throughout much of the period. Widely mixed returns among European markets persisted. By the end of the period, most markets experienced somewhat reduced trade activity, growth slowdowns, and rising input costs as well as reduced output prices, sending business sentiment down on these and other worries, including trade protectionism and higher tariffs. In October 2018, exports declined for the first time in over five years.

Across the smaller regions, the resource-based Australia, New Zealand & Canada region and Asia Developed ex-Japan posted negative returns and underperformed the MSCI World ex-US Index overall. Both were in positive territory until October 2018. Emerging Markets declined as well, underperforming developed markets throughout much of the reporting period.

The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions.

Performance review

For the twelve months ended October 31, 2018, Legg Mason Developed ex-US Diversified Core ETF generated a -4.83% return on a net asset value (“NAV”)vi basis and -5.64% based on its market pricevii per share.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	3

Fund overview (cont’d)

The performance table shows the Fund’s total return for the twelve months ended October 31, 2018 based on its NAV and market price as of October 31, 2018. The Fund’s seeks to track the investment results of the QS DBI Developed ex-US Diversified Index, which returned -4.62% for the same period. The Fund’s broad-based market index, the MSCI World ex-US Index returned -6.76% over the same time frame. The Lipper International Multi-Cap Core Funds Category Average1 returned -8.49% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of October 31, 2018 (unaudited)
	6 months	12 months
Legg Mason Developed ex-US Diversified Core ETF:
$27.29 (NAV)	-8.09%	-4.83%*†
$27.34 (Market Price)	-8.32%	-5.64%*‡
QS DBI Developed ex-US Diversified Index	-8.03%	-4.62%
MSCI World ex-US Index	-9.52%	-6.76%
Lipper International Multi-Cap Core Funds Category Average[1]	-10.71%	-8.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratio for the Fund was 0.40%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 423 funds for the six-month period and among the 406 funds for the twelve-month period in the Fund’s Lipper category.

4	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

What were the leading contributors to performance?

A. Looking at the Underlying Index by country during the reporting period, Israel, Norway and Finland were the leading contributors to performance and were the only countries with positive returns for the reporting period. From a sector perspective, the Health Care and Energy sectors led the way, with double digit positive returns. Those sectors, along with the Consumer Staples sector, were the only ones in positive territory for the period.

What were the leading detractors from performance?

A. As represented in the Underlying Index, from a country perspective, Germany, France and Spain were the leading detractors from performance for the reporting period. From a sector perspective the Financials, Communication Services1 and Industrials sectors were the leading detractors for the period.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “DDBI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason Developed ex-US Diversified Core ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 20, 2018

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In rising markets, the value of large-cap stocks may not rise as much as smaller-cap stocks. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Diversification does not guarantee a profit or protect against a loss. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	5

Fund overview (cont’d)

appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2018 were: Financials (15.3%), Communication Services (13.3%), Consumer Staples (10.2%), Utilities (10.0%) and Industrials (9.7%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	MSCI World ex-US Index captures large and mid-cap companies across 22 of 23 developed markets countries, excluding the United States.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

[v]	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vi	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

vii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

6	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017. The composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-8.09%	$1,000.00	$919.10	0.40%	$1.93	5.00%	$1,000.00	$1,023.19	0.40%	$2.04

[1]	For the six months ended October 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 10/31/18	-4.83%
Inception* through 10/31/18	4.90

Cumulative total returns[1]
Inception date of 12/28/15 through 10/31/18	14.58%

Market Price
Average annual total returns[2]
Twelve Months Ended 10/31/18	-5.64%
Inception* through 10/31/18	4.96

Cumulative total returns[2]
Inception date of 12/28/15 through 10/31/18	14.75%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is December 28, 2015.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Legg Mason Developed ex-US Diversified Core ETF vs QS DBI Developed ex-US Diversified Index and MSCI World ex-US Index† — December 28, 2015 - October 2018

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Legg Mason Developed ex-US Diversified Core ETF on December 28, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the QS DBI Developed ex-US Diversified Index and the MSCI World ex-US Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The QS DBI Developed ex-US Diversified Index (the “Underlying Index”) is an index composed of publicly traded equity securities of developed markets outside the United States that are included in the MSCI World ex-US Index. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadvisor. The MSCI World ex-US Index captures large and mid-cap companies across 22 of 23 developed markets countries, excluding the United States. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. Theses expenses negatively impact fund performance. All index performance reflects no deductions for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

10	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Schedule of investments

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Common Stocks — 98.2%
Communication Services — 13.2%
Diversified Telecommunication Services — 8.5%
BCE Inc.	818	$31,736
BT Group PLC	4,611	14,172
Deutsche Telekom AG, Registered Shares	3,752	61,621
Iliad SA	69	7,994
Nippon Telegraph & Telephone Corp.	900	37,880
Orange SA	4,862	76,133
Singapore Telecommunications Ltd.	50,052	114,214
Swisscom AG, Registered Shares	243	111,463
Telecom Italia SpA	87,241	51,322	*
Telecom Italia SpA, Savings Shares	43,397	21,970
Telefonica SA	10,412	85,389
Telenor ASA	5,591	102,874
Telia Co., AB	14,024	63,309
Telstra Corp. Ltd.	39,689	86,639
TELUS Corp.	1,075	36,902
TPG Telecom Ltd.	3,291	16,724
United Internet AG, Registered Shares	132	5,471
Total Diversified Telecommunication Services		925,813
Entertainment — 0.3%
Nintendo Co., Ltd.	100	31,155
Vivendi SA	304	7,350
Total Entertainment		38,505
Interactive Media & Services — 0.1%
Auto Trader Group PLC	2,023	10,588
Media — 0.9%
Altice USA, Inc., Class A Shares	1,854	30,239
Shaw Communications Inc., Class B Shares	1,131	21,108
Singapore Press Holdings Ltd.	19,859	38,003
WPP PLC	674	7,653
Total Media		97,003
Wireless Telecommunication Services — 3.4%
1&1 Drillisch AG	129	5,765
KDDI Corp.	2,400	59,854
Millicom International Cellular SA, SDR	391	22,117
NTT DOCOMO Inc.	1,800	45,369
Rogers Communications Inc., Class B Shares	1,924	99,317
SoftBank Group Corp.	1,087	87,149

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	11

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Wireless Telecommunication Services — continued
Tele2 AB, Class B Shares	1,992	$22,667
Vodafone Group PLC	17,042	32,188
Total Wireless Telecommunication Services		374,426
Total Communication Services		1,446,335
Consumer Discretionary — 7.1%
Auto Components — 0.7%
Bridgestone Corp.	200	7,732
Cie Generale des Etablissements Michelin SCA	52	5,346
Continental AG	42	6,946
Denso Corp.	200	8,950
Magna International Inc.	807	39,826
Minth Group Ltd.	2,000	6,480
Total Auto Components		75,280
Automobiles — 1.2%
Bayerische Motoren Werke AG	76	6,564
Daimler AG, Registered Shares	136	8,068
Ferrari NV	175	20,522
Fiat Chrysler Automobiles NV	1,544	23,530	*
Honda Motor Co., Ltd.	400	11,487
Nissan Motor Co., Ltd.	800	7,284
Subaru Corp.	200	5,411
Suzuki Motor Corp.	100	5,007
Toyota Motor Corp.	694	40,679
Total Automobiles		128,552
Distributors — 0.2%
Jardine Cycle & Carriage Ltd.	1,200	26,230
Hotels, Restaurants & Leisure — 2.2%
Aristocrat Leisure Ltd.	2,018	37,902
Compass Group PLC	374	7,359
Crown Resorts Ltd.	1,144	10,143
Domino’s Pizza Enterprises Ltd	259	9,914
Flight Centre Travel Group Ltd.	292	9,603
Galaxy Entertainment Group Ltd.	4,000	21,634
Genting Singapore Ltd.	64,000	40,670
Melco Resorts & Entertainment Ltd., ADR	501	8,332
MGM China Holdings Ltd.	6,000	8,480
Restaurant Brands International Inc.	555	30,479
Sands China Ltd.	5,130	20,221
SJM Holdings Ltd.	6,000	4,845

See Notes to Financial Statements.

12	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Hotels, Restaurants & Leisure — continued
Tabcorp Holdings Ltd.	6,704	$21,952
Wynn Macau Ltd.	3,600	7,430
Total Hotels, Restaurants & Leisure		238,964
Household Durables — 0.6%
Electrolux AB, Class B Shares	346	7,200
Husqvarna AB, Class B Shares	813	6,148
Panasonic Corp.	800	8,857
Sekisui House Ltd.	397	5,847
Sony Corp.	397	21,599
Techtronic Industries Co., Ltd.	2,460	11,517
Total Household Durables		61,168
Multiline Retail — 0.5%
Canadian Tire Corp. Ltd., Class A Shares	180	20,305
Dollarama Inc.	765	21,209
Marks & Spencer Group PLC	2,296	8,684
Total Multiline Retail		50,198
Specialty Retail — 0.8%
Dufry AG, Registered Shares	85	9,595
Hennes & Mauritz AB	1,632	28,881
Industria de Diseno Textil SA	1,851	52,285
Total Specialty Retail		90,761
Textiles, Apparel & Luxury Goods — 0.9%
adidas AG	32	7,541
Cie Financiere Richemont SA, Registered Shares	380	27,842
Gildan Activewear Inc.	625	18,727
Luxottica Group SpA	251	15,790
LVMH Moet Hennessy Louis Vuitton SE	35	10,660
Moncler SpA	255	8,870
Swatch Group AG	30	10,164
Total Textiles, Apparel & Luxury Goods		99,594
Total Consumer Discretionary		770,747
Consumer Staples — 10.1%
Beverages — 1.7%
Anheuser-Busch InBev SA/NV	583	43,029
Asahi Group Holdings Ltd.	400	17,609
Carlsberg A/S, Class B Shares	384	42,373
Coca-Cola Amatil Ltd.	880	6,181
Diageo PLC	344	11,905

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	13

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Beverages — continued
Heineken Holding NV	90	$7,801
Heineken NV	120	10,823
Kirin Holdings Co., Ltd.	600	14,347
Pernod Ricard SA	86	13,135
Suntory Beverage & Food Ltd.	200	8,161
Treasury Wine Estates Ltd.	948	10,159
Total Beverages		185,523
Food & Staples Retailing — 2.8%
Aeon Co., Ltd.	400	9,180
Alimentation Couche-Tard Inc., Class B Shares	1,427	68,316
Empire Co., Ltd., Class A Shares	881	16,067
FamilyMart UNY Holdings Co., Ltd.	100	11,626
George Weston Ltd.	196	14,291
ICA Gruppen AB	306	10,844
Koninklijke Ahold Delhaize NV	428	9,810
Loblaw Cos. Ltd.	668	33,490
Metro Inc.	873	27,461
Seven & i Holdings Co., Ltd.	792	34,338
Wesfarmers Ltd.	1,381	45,631
Woolworths Group Ltd.	1,416	28,532
Total Food & Staples Retailing		309,586
Food Products — 3.5%
Ajinomoto Co., Inc.	400	6,474
Danone SA	226	16,025
Kerry Group PLC, Class A Shares	577	59,166
Marine Harvest ASA	4,569	110,896
MEIJI Holdings Co., Ltd	200	13,291
Nestle SA, Registered Shares	494	41,803
Nisshin Seifun Group Inc.	400	7,978
Nissin Foods Holdings Co., Ltd.	100	6,460
Orkla ASA	8,902	77,042
Saputo Inc.	798	24,373
Toyo Suisan Kaisha Ltd.	198	6,825
Yakult Honsha Co., Ltd.	100	7,097
Total Food Products		377,430
Household Products — 0.5%
Essity AB, Class B Shares	1,132	25,873
Henkel AG & Co. KGaA	70	6,869

See Notes to Financial Statements.

14	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Household Products — continued
Lion Corp.	300	$5,636
Reckitt Benckiser Group PLC	90	7,283
Unicharm Corp.	395	10,752
Total Household Products		56,413
Personal Products — 1.0%
Beiersdorf AG	66	6,835
Kao Corp.	400	26,693
L’Oreal SA	96	21,635
Shiseido Co., Ltd.	297	18,782
Unilever NV, CVA	442	23,801
Unilever PLC	190	10,066
Total Personal Products		107,812
Tobacco — 0.6%
British American Tobacco PLC	246	10,667
Imperial Brands PLC	238	8,068
Japan Tobacco Inc.	1,000	25,754
Swedish Match AB	415	21,173
Total Tobacco		65,662
Total Consumer Staples		1,102,426
Energy — 8.4%
Energy Equipment & Services — 0.1%
Tenaris SA	605	9,004
Oil, Gas & Consumable Fuels — 8.3%
Aker BP ASA	372	12,304
BP PLC	5,489	39,788
Caltex Australia Ltd.	500	10,015
Canadian Natural Resources Ltd.	394	10,837
Enagas SA	916	24,328
Enbridge Inc.	595	18,585
Eni SpA	3,930	69,937
Equinor ASA	3,868	100,923
Idemitsu Kosan Co., Ltd.	397	18,117
Inpex Corp.	3,175	36,559
JXTG Holdings Inc.	8,691	59,236
Neste Oyj	1,253	103,298
Oil Search Ltd.	2,586	14,241
Origin Energy Ltd.	3,611	18,657	*
Pembina Pipeline Corp.	196	6,355

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	15

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Repsol SA	4,368	$78,321
Royal Dutch Shell PLC, Class A Shares	1,247	39,842
Royal Dutch Shell PLC, Class B Shares	1,089	35,691
Santos Ltd.	3,498	16,462
Showa Shell Sekiyu KK	594	11,453
Snam SpA	3,475	14,387
Suncor Energy Inc.	591	19,873
Total SA	1,818	107,032
TransCanada Corp.	194	7,333
Woodside Petroleum Ltd.	1,447	35,741
Total Oil, Gas & Consumable Fuels		909,315
Total Energy		918,319
Financials — 15.3%
Banks — 10.2%
ABN AMRO Group NV, CVA	492	12,097
Australia & New Zealand Banking Group Ltd.	1,025	18,837
Banco Bilbao Vizcaya Argentaria SA	3,203	17,728
Banco de Sabadell SA	4,848	6,399
Banco Santander SA	6,750	32,084
Bank Hapoalim BM	8,805	59,611
Bank Leumi Le-Israel BM	13,514	84,304
Bank of Montreal	120	8,994
Bank of Nova Scotia	418	22,487
Barclays PLC	2,963	6,531
BNP Paribas SA	464	24,252
BOC Hong Kong Holdings Ltd.	2,000	7,475
CaixaBank SA	2,064	8,375
Canadian Imperial Bank of Commerce	200	17,313
Commonwealth Bank of Australia	581	28,508
Credit Agricole SA	595	7,637
Danske Bank A/S	2,381	45,688
DBS Group Holdings Ltd.	2,300	38,964
DNB ASA	3,671	66,629
Erste Group Bank AG	1,455	59,349
Hang Seng Bank Ltd.	400	9,368
HSBC Holdings PLC	3,267	26,921
ING Groep NV	2,867	34,044
Intesa Sanpaolo SpA	11,294	24,992

See Notes to Financial Statements.

16	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Banks — continued
KBC Group NV	565	$38,986
Lloyds Banking Group PLC	13,825	10,108
Mediobanca Banca di Credito Finaziario SPA	1,064	9,345
Mitsubishi UFJ Financial Group Inc.	6,400	38,835
Mizrahi Tefahot Bank Ltd.	1,311	22,077
Mizuho Financial Group Inc.	23,400	40,225
National Australia Bank Ltd.	931	16,635
National Bank of Canada	282	12,832
Nordea Bank Abp	1,415	12,322
Oversea-Chinese Banking Corp. Ltd.	3,367	26,113
Raiffeisen Bank International AG	697	19,033
Royal Bank of Canada	466	34,037
Skandinaviska Enskilda Banken AB, Class A Shares	779	8,077
Societe Generale SA	200	7,360
Standard Chartered PLC	889	6,242
Sumitomo Mitsui Financial Group Inc.	900	35,201
Svenska Handelsbanken AB, Class A Shares	719	7,831
Swedbank AB, Class A Shares	422	9,516
Toronto-Dominion Bank	576	32,031
UniCredit SpA	1,302	16,694
United Overseas Bank Ltd.	1,386	24,401
Westpac Banking Corp.	1,145	21,789
Total Banks		1,118,277
Capital Markets — 1.0%
Brookfield Asset Management Inc., Class A Shares	196	8,018
Credit Suisse Group AG, Registered Shares	1,227	16,126
Deutsche Bank AG, Registered Shares	789	7,734
Deutsche Boerse AG	128	16,222
Hong Kong Exchanges & Clearing Ltd.	600	15,919
Julius Baer Group Ltd.	154	7,048
Macquarie Group Ltd.	122	10,134
Nomura Holdings Inc.	1,200	5,822
Singapore Exchange Ltd.	1,200	5,927
UBS Group AG, Registered Shares	1,313	18,392
Total Capital Markets		111,342
Diversified Financial Services — 0.3%
Groupe Bruxelles Lambert SA	154	14,339
Investor AB, Class B Shares	148	6,424

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	17

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Diversified Financial Services — continued
Kinnevik AB, Class B Shares	238	$6,612
Total Diversified Financial Services		27,375
Insurance — 3.8%
Aegon NV	1,571	9,662
Ageas	390	19,536
AIA Group Ltd.	7,949	60,180
Allianz SE, Registered Shares	204	42,632
Assicurazioni Generali SpA	927	14,999
Aviva PLC	1,433	7,846
AXA SA	931	23,355
Dai-ichi Life Holdings Inc.	400	7,571
Gjensidige Forsikring ASA	725	11,265
Insurance Australia Group Ltd.	1,250	6,052 *
Intact Financial Corp.	146	11,563
Japan Post Holdings Co., Ltd.	1,200	14,248
Manulife Financial Corp.	394	6,219
MS&AD Insurance Group Holdings Inc.	198	5,976
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	48	10,331
NN Group NV	208	8,955
Prudential PLC	326	6,542
Sampo Oyj, Class A Shares	1,361	62,701
Sompo Holdings Inc.	198	8,211
Sun Life Financial Inc.	196	7,195
Suncorp Group Ltd.	757	7,517
Swiss Re AG	108	9,766
Tokio Marine Holdings Inc.	600	28,422
Tryg A/S	456	11,025
Zurich Insurance Group AG	46	14,323
Total Insurance		416,092
Total Financials		1,673,086
Health Care — 6.0%
Biotechnology — 0.8%
CSL Ltd.	500	66,622
Genmab A/S	38	5,208 *
Shire PLC	257	15,370
Total Biotechnology		87,200
Health Care Equipment & Supplies — 0.6%
Cochlear Ltd.	44	5,538

See Notes to Financial Statements.

18	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Health Care Equipment & Supplies — continued
EssilorLuxottica SA	60	$8,209
Hoya Corp.	400	22,733
Olympus Corp.	197	6,581
Sysmex Corp.	198	13,902
Terumo Corp.	197	10,631
Total Health Care Equipment & Supplies		67,594
Health Care Providers & Services — 0.3%
Fresenius SE & Co. KGaA	102	6,504
Ramsay Health Care Ltd.	209	8,328
Sonic Healthcare Ltd.	979	15,647
Total Health Care Providers & Services		30,479
Health Care Technology — 0.1%
M3 Inc.	600	9,666
Pharmaceuticals — 4.2%
Astellas Pharma Inc.	2,081	32,214
AstraZeneca PLC	264	20,206
Bayer AG, Registered Shares	331	25,420
Chugai Pharmaceutical Co., Ltd.	200	11,749
Daiichi Sankyo Co., Ltd.	494	18,884
Eisai Co., Ltd.	200	16,678
GlaxoSmithKline PLC	1,083	20,912
Kyowa Hakko Kirin Co., Ltd.	500	9,725
Merck KGaA	76	8,148
Novartis AG, Registered Shares	268	23,510
Novo Nordisk A/S, Class B Shares	829	35,868
Ono Pharmaceutical Co., Ltd.	400	9,116
Otsuka Holdings Co., Ltd.	397	19,024
Roche Holding AG	80	19,493
Sanofi	408	36,446
Santen Pharmaceutical Co., Ltd	500	7,421
Shionogi & Co., Ltd.	397	25,441
Takeda Pharmaceutical Co., Ltd.	692	28,022
Teva Pharmaceutical Industries Ltd., ADR	4,510	90,110
Total Pharmaceuticals		458,387
Total Health Care		653,326
Industrials — 9.7%
Aerospace & Defense — 0.6%
Airbus SE	94	10,407

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	19

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Aerospace & Defense — continued
BAE Systems PLC	1,203	$8,082
Bombardier Inc., Class B Shares	2,027	4,924 *
CAE Inc.	595	10,520
Leonardo SpA	569	6,183
Safran SA	82	10,596
Singapore Technologies Engineering Ltd.	5,400	13,843
Total Aerospace & Defense		64,555
Air Freight & Logistics — 0.1%
Deutsche Post AG, Registered Shares	246	7,791
Airlines — 0.3%
International Consolidated Airlines Group SA	1,421	10,981
Singapore Airlines Ltd.	2,881	19,722
Total Airlines		30,703
Building Products — 0.2%
Assa Abloy AB, Class B Shares	502	10,024
Cie de Saint-Gobain	158	5,950
Geberit AG, Registered Shares	18	7,056
Total Building Products		23,030
Commercial Services & Supplies — 0.3%
Brambles Ltd.	2,859	21,519
Secom Co., Ltd.	198	16,231
Total Commercial Services & Supplies		37,750
Construction & Engineering — 0.6%
ACS Actividades de Construccion y Servicios SA	174	6,528
CIMIC Group Ltd.	308	10,323
Ferrovial SA	998	20,015
SNC-Lavalin Group Inc.	196	7,015
Vinci SA	116	10,367
WSP Global Inc.	199	9,959
Total Construction & Engineering		64,207
Electrical Equipment — 0.8%
ABB Ltd., Registered Shares	867	17,497
Legrand SA	122	7,982
Mitsubishi Electric Corp.	1,000	12,702
Nidec Corp.	100	12,840
Prysmian SpA	258	5,016
Schneider Electric SE	154	11,160
Siemens Gamesa Renewable Energy SA	553	6,135 *

See Notes to Financial Statements.

20	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Electrical Equipment — continued
Vestas Wind Systems A/S	206	$12,924
Total Electrical Equipment		86,256
Industrial Conglomerates — 1.5%
CK Hutchison Holdings Ltd.	5,500	55,390
Jardine Matheson Holdings Ltd.	500	28,855
Jardine Strategic Holdings Ltd.	500	16,750
Keppel Corp., Ltd.	5,546	24,831
NWS Holdings Ltd.	4,000	7,919
Sembcorp Industries Ltd.	4,563	9,292
Siemens AG, Registered Shares	198	22,820
Total Industrial Conglomerates		165,857
Machinery — 1.2%
Atlas Copco AB, Class A Shares	332	8,231
CNH Industrial NV	1,565	16,289
FANUC Corp.	100	17,487
Komatsu Ltd.	400	10,436
Kone OYJ, Class B Shares	495	24,128
Metso OYJ	237	7,495
Sandvik AB	589	9,338
Schindler Holding AG	38	8,024
Volvo AB, Class B Shares	464	6,945
Wartsila OYJ Abp	793	13,527
Yangzijiang Shipbuilding Holdings Ltd.	14,300	12,805
Total Machinery		134,705
Marine — 0.1%
A.P. Moller — Maersk A/S, Class B Shares	6	7,621
Kuehne + Nagel International AG, Registered Shares	48	6,686
Total Marine		14,307
Professional Services — 0.8%
Adecco Group AG, Registered Shares	186	9,123
Experian PLC	360	8,291
Randstad NV	156	7,875
Recruit Holdings Co., Ltd	300	8,073
RELX PLC	380	7,526
RELX PLC	478	9,462
SEEK Ltd.	970	12,279
SGS SA, Registered Shares	4	9,512
Wolters Kluwer NV	220	12,503
Total Professional Services		84,644

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	21

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Road & Rail — 1.9%
Aurizon Holdings Ltd.	5,387	$16,036
Canadian National Railway Co.	1,045	89,552
Canadian Pacific Railway Ltd.	196	40,293
ComfortDelGro Corp. Ltd.	7,600	12,348
DSV A/S	234	18,820
East Japan Railway Co.	200	17,500
MTR Corp., Ltd.	3,000	14,542
Total Road & Rail		209,091
Trading Companies & Distributors — 0.5%
Finning International Inc.	422	8,786
ITOCHU Corp.	600	11,138
Mitsubishi Corp.	400	11,271
Mitsui & Co., Ltd.	600	10,024
Sumitomo Corp.	595	9,034
Total Trading Companies & Distributors		50,253
Transportation Infrastructure — 0.8%
Aena SME SA	108	17,273
Atlantia SpA	645	12,979
SATS Ltd.	2,800	10,069
Sydney Airport	2,977	13,588
Transurban Group	4,254	34,190
Total Transportation Infrastructure		88,099
Total Industrials		1,061,248
Information Technology — 4.8%
Communications Equipment — 1.2%
Nokia OYJ	18,115	102,626
Telefonaktiebolaget LM Ericsson, Class B Shares	3,509	30,630
Total Communications Equipment		133,256
Electronic Equipment, Instruments & Components — 0.6%
Hexagon AB, Class B Shares	384	18,848
Hitachi Ltd.	400	12,270
Kyocera Corp.	200	10,878
Murata Manufacturing Co., Ltd.	100	15,210
Omron Corp.	198	8,035
Total Electronic Equipment, Instruments & Components		65,241
IT Services — 1.0%
Amadeus IT Group SA	698	56,294
Atos SE	68	5,839

See Notes to Financial Statements.

22	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
IT Services — continued
Capgemini SE	87	$10,646
CGI Group Inc., Class A Shares	272	16,839 *
Fujitsu Ltd.	100	6,080
Shopify Inc., Class A Shares	69	9,556 *
Total IT Services		105,254
Semiconductors & Semiconductor Equipment — 0.6%
ASML Holding NV	133	22,743
Infineon Technologies AG	300	6,020
NXP Semiconductors NV	190	14,248
STMicroelectronics NV	454	6,903
Tokyo Electron Ltd.	100	13,899
Total Semiconductors & Semiconductor Equipment		63,813
Software — 1.2%
Check Point Software Technologies Ltd.	300	33,300 *
Constellation Software Inc.	19	13,108
Dassault Systemes SE	64	8,038
Micro Focus International PLC	853	13,281
NICE Ltd.	80	8,477 *
Open Text Corp.	247	8,358
Sage Group PLC	2,390	16,625
SAP SE	254	27,243
Total Software		128,430
Technology Hardware, Storage & Peripherals — 0.2%
Canon Inc.	600	17,130
FUJIFILM Holdings Corp.	200	8,671
Total Technology Hardware, Storage & Peripherals		25,801
Total Information Technology		521,795
Materials — 8.0%
Chemicals — 3.9%
Air Liquide SA	259	31,400
Akzo Nobel NV	308	25,922
Arkema SA	82	8,620
Asahi Kasei Corp.	1,700	20,441
BASF SE	218	16,804
Croda International PLC	150	9,238
Givaudan SA, Registered Shares	4	9,719
Kansai Paint Co., Ltd.	400	5,923
Koninklijke DSM NV	220	19,289

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	23

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Chemicals — continued
Kuraray Co., Ltd.	600	$8,267
Linde AG	62	13,404
Mitsubishi Chemical Holdings Corp.	1,389	10,844
Nippon Paint Holdings Co., Ltd.	200	6,265
Nitto Denko Corp.	200	12,544
Nutrien Ltd.	458	24,305
Shin-Etsu Chemical Co., Ltd.	397	33,310
Showa Denko KK	100	4,368
Sika AG	120	15,413
Solvay SA	181	20,641
Sumitomo Chemical Co., Ltd.	1,984	9,950
Teijin Ltd.	396	6,878
Toray Industries Inc.	2,200	15,632
Umicore SA	401	18,897
Yara International ASA	1,857	80,135
Total Chemicals		428,209
Construction Materials — 0.4%
CRH PLC	929	27,883
LafargeHolcim Ltd., Registered Shares	368	17,067
Total Construction Materials		44,950
Containers & Packaging — 0.2%
Amcor Ltd.	863	8,135
Smurfit Kappa Group PLC	256	8,393
Total Containers & Packaging		16,528
Metals & Mining — 3.1%
Agnico Eagle Mines Ltd.	196	6,940
Anglo American PLC	722	15,454
ArcelorMittal	514	12,836
Barrick Gold Corp.	776	9,744
BHP Billiton Ltd.	1,814	41,411
BHP Billiton PLC	1,157	23,098
First Quantum Minerals Ltd.	794	7,945
Franco-Nevada Corp.	153	9,579
Glencore PLC	5,972	24,331
Goldcorp Inc.	589	5,333
JFE Holdings Inc.	600	11,330
Newcrest Mining Ltd.	611	8,925
Nippon Steel & Sumitomo Metal Corp.	600	11,096

See Notes to Financial Statements.

24	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Metals & Mining — continued
Norsk Hydro ASA	14,086	$73,338
Rio Tinto Ltd.	190	10,288
Rio Tinto PLC	626	30,423
South32 Ltd.	3,529	9,054
Sumitomo Metal Mining Co., Ltd.	300	9,463
Teck Resources Ltd., Class B Shares	400	8,288
Wheaton Precious Metals Corp.	394	6,492
Total Metals & Mining		335,368
Paper & Forest Products — 0.4%
Oji Holdings Corp.	1,000	7,124
Stora Enso OYJ, Class R Shares	1,105	16,658
UPM-Kymmene OYJ	737	23,724
Total Paper & Forest Products		47,506
Total Materials		872,561
Real Estate — 5.6%
Equity Real Estate Investment Trusts (REITs) — 3.0%
Ascendas Real Estate Investment Trust	7,800	14,194
British Land Co. PLC	1,714	12,965
CapitaLand Commercial Trust	6,100	7,621
CapitaLand Mall Trust	7,800	11,885
Daiwa House REIT Investment Corp.	5	10,943
Dexus	1,509	10,909
Goodman Group	2,620	19,275
GPT Group	3,043	11,129
Hammerson PLC	1,437	8,051
Japan Prime Realty Investment Corp.	3	10,713
Japan Real Estate Investment Corp.	2	10,314
Japan Retail Fund Investment Corp.	6	11,080
Klepierre SA	202	6,866
Land Securities Group PLC	1,559	16,996
Link REIT	1,992	17,660
Mirvac Group	6,800	10,458
Nippon Building Fund Inc.	2	11,431
Nippon Prologis REIT Inc.	4	8,067
Nomura Real Estate Master Fund Inc.	8	10,371
Scentre Group	8,848	24,959
Segro PLC	2,048	16,083
Stockland	3,948	10,101

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	25

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Suntec Real Estate Investment Trust	5,159	$6,594
Unibail-Rodamco-Westfield	135	24,517
United Urban Investment Corp.	8	12,185
Vicinity Centres	5,999	11,267
Total Equity Real Estate Investment Trusts (REITs)		326,634
Real Estate Management & Development — 2.6%
CapitaLand Ltd.	13,400	30,384
City Developments Ltd.	1,400	7,997
CK Asset Holdings Ltd.	1,992	12,934
Daito Trust Construction Co., Ltd.	100	13,203
Daiwa House Industry Co., Ltd.	1,000	30,207
Hongkong Land Holdings Ltd.	1,194	7,068
Lendlease Group	971	12,112
Mitsubishi Estate Co., Ltd.	2,000	31,997
Mitsui Fudosan Co., Ltd.	1,400	31,559
New World Development Co., Ltd.	6,000	7,608
Sumitomo Realty & Development Co., Ltd.	1,000	34,407
Sun Hung Kai Properties Ltd.	2,000	25,997
Swire Pacific Ltd., Class A Shares	992	10,294
UOL Group Ltd.	1,800	7,838
Wharf Holdings Ltd.	4,000	9,980
Wharf Real Estate Investment Co., Ltd.	1,000	6,193
Total Real Estate Management & Development		279,778
Total Real Estate		606,412
Utilities — 10.0%
Electric Utilities — 5.7%
AusNet Services	12,468	15,111
Chubu Electric Power Co. Inc.	2,600	37,518
Chugoku Electric Power Co. Inc.	1,200	15,439
CK Infrastructure Holdings Ltd.	1,000	7,309
CLP Holdings Ltd.	3,000	33,638
Electricite de France SA	1,217	20,243
Emera Inc.	260	8,042
Endesa SA	615	12,877
Enel SpA	15,514	76,184
Fortis Inc.	1,492	49,421
Fortum OYJ	4,303	90,660
Hydro One Ltd.	1,201	17,513
Iberdrola SA	8,484	60,138

See Notes to Financial Statements.

26	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Electric Utilities — continued
Kansai Electric Power Co. Inc.	2,800	$42,935
Kyushu Electric Power Co. Inc.	1,600	18,629
Power Assets Holdings Ltd.	3,500	23,372
Red Electrica Corp. SA	639	13,249
SSE PLC	731	10,662
Terna Rete Elettrica Nazionale SpA	1,800	9,310
Tohoku Electric Power Co. Inc.	1,790	22,650
Tokyo Electric Power Co. Holdings Inc.	6,573	33,664 *
Total Electric Utilities		618,564
Gas Utilities — 1.6%
AltaGas Ltd.	584	7,360
APA Group	6,031	41,035
Hong Kong & China Gas Co., Ltd.	13,266	25,316
Naturgy Energy Group SA	594	14,618
Osaka Gas Co., Ltd.	1,593	29,233
Toho Gas Co., Ltd.	400	13,823
Tokyo Gas Co., Ltd.	1,590	39,181
Total Gas Utilities		170,566
Independent Power and Renewable Electricity Producers — 0.2%
Electric Power Development Co., Ltd.	497	13,542
Uniper SE	465	13,440
Total Independent Power and Renewable Electricity Producers		26,982
Multi-Utilities — 2.4%
AGL Energy Ltd.	3,139	40,046
Atco Ltd., Class I Shares	296	8,651
Canadian Utilities Ltd., Class A Shares	384	9,132
Centrica PLC	3,439	6,468
E.ON SE	5,650	54,773
Engie SA	3,531	47,109
Innogy SE	273	12,064
National Grid PLC	2,026	21,466
RWE AG	1,329	25,930
Suez	759	10,995
Veolia Environnement SA	1,193	23,817
Total Multi-Utilities		260,451
Water Utilities — 0.1%
Severn Trent PLC	328	7,808
United Utilities Group PLC	809	7,511
Total Water Utilities		15,319
Total Utilities		1,091,882
Total Common Stocks (Cost — $10,787,565)		10,718,137

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	27

Schedule of investments (cont’d)

October 31, 2018

Legg Mason Developed ex-US Diversified Core ETF

Security		Shares	Value
Investments in Underlying Funds — 1.3%
Schwab International Equity ETF (Cost — $146,765)		4,450	$136,659

	Rate
Preferred Stocks — 0.2%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Volkswagen AG	—	42	7,079
Consumer Staples — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA	—	161	17,618
Total Preferred Stocks (Cost — $26,677)			24,697
Total Investments before Short-Term Investments (Cost — $10,961,007)			10,879,493
Short-Term Investments — 0.0%
Invesco Treasury Portfolio, Institutional Class (Cost — $3,049)	2.064%	3,049	3,049
Total Investments — 99.7% (Cost — $10,964,056)			10,882,542
Other Assets in Excess of Liabilities — 0.3%			33,026
Total Net Assets — 100.0%			$10,915,568

*	Non-income producing security.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)
ETF	— Exchange-Traded Fund
REIT	— Real Estate Investment Trust
SDR	— Swedish Depository Receipts
SPA	— Standby Bond Purchase Agreement — Insured Bonds

Summary of Investments by Country* (unaudited)
Japan	19.0%
Canada	10.3
Australia	9.5
Norway	5.8
France	5.8
United Kingdom	4.9
Spain	4.7
Singapore	4.5
Germany	4.2
Finland	4.2
Switzerland	4.1
Hong Kong	4.0

See Notes to Financial Statements.

28	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Summary of Investments by Country* (unaudited) (cont’d)
Italy	3.5%
Sweden	2.8
Israel	2.7
Netherlands	2.5
Denmark	1.6
Belgium	1.4
Ireland	0.9
Austria	0.7
Macau	0.4
United States	0.4
China	0.2
Colombia	0.2
Luxembourg	0.2
South Africa	0.1
Zambia	0.1
Investments in Underlying Funds	1.3
Short-Term Investments	0.0 **
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2018 and are subject to change.

**	Represents less than 0.1%

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	29

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $10,964,056)	$10,882,542
Foreign currency, at value (Cost — $7,056)	7,030
Dividends and interest receivable	29,804
Total Assets	10,919,376

Liabilities:
Investment management fee payable	3,808
Total Liabilities	3,808
Total Net Assets	$10,915,568

Net Assets:
Par value (Note 5)	$4
Paid-in capital in excess of par value	10,606,773
Undistributed net investment income	284,942
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	105,741
Net unrealized depreciation on investments and foreign currencies	(81,892)
Total Net Assets	$10,915,568

Shares Outstanding	400,000

Net Asset Value	$27.29

See Notes to Financial Statements.

30	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Dividends	$424,561
Interest	203
Less: Foreign taxes withheld	(39,693)
Total Investment Income	385,071

Expenses:
Investment management fee (Note 2)	46,911
Total Expenses	46,911
Net Investment Income	338,160

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	131,659
Futures contracts	(151)
Foreign currency transactions	(1,078)
Net Realized Gain	130,430
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,021,904)
Foreign currencies	425
Change in Net Unrealized Appreciation (Depreciation)	(1,021,479)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(891,049)
Decrease in Net Assets From Operations	$(552,889)

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	31

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment income	$338,160	$161,793
Net realized gain	130,430	25,018
Change in net unrealized appreciation (depreciation)	(1,021,479)	1,024,112
Increase (Decrease) in Net Assets From Operations	(552,889)	1,210,923

Distributions to Shareholders From (Note 1):
Net investment income	(185,000)	(150,000)
Decrease in Net Assets From Distributions to Shareholders	(185,000)	(150,000)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (0 and 200,000 shares issued, respectively)	—	5,617,575
Increase in Net Assets From Fund Share Transactions	—	5,617,575
Increase (Decrease) in Net Assets	(737,889)	6,678,498

Net Assets:
Beginning of year	11,653,457	4,974,959
End of year*	$10,915,568	$11,653,457
*Includesundistributed net investment income of:	$284,942	$131,339

See Notes to Financial Statements.

32	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1]	2017[1]	2016[1,2]

Net asset value, beginning of year	$29.13	$24.87	$24.95

Income (loss) from operations:
Net investment income	0.85	0.67	0.60
Net realized and unrealized gain (loss)	(2.23)	4.34	(0.68)
Total income (loss) from operations	(1.38)	5.01	(0.08)

Less distributions from:
Net investment income	(0.46)	(0.75)	—
Total distributions	(0.46)	(0.75)	—

Net asset value, end of year	$27.29	$29.13	$24.87
Total return, based on NAV[3]	(4.83)%	20.78%	(0.32)%

Net assets, end of year (000s)	$10,916	$11,653	$4,975

Ratios to average net assets:
Gross expenses	0.40%	0.40%	0.40%[4]
Net expenses	0.40	0.40	0.40 [4]
Net investment income	2.88	2.47	2.87 [4]

Portfolio turnover rate	19%	29%[5]	31%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2015 (inception date) to October 31, 2016.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Developed ex-US Diversified Core ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS DBI Developed ex-US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity markets in developed countries outside the United States and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services,

34	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time) (4:00 p.m. Eastern Time prior to October 1, 2018). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	35

Notes to financial statements (cont’d)

tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$10,718,137	—	—	$10,718,137
Investments in underlying funds	136,659	—	—	136,659
Preferred stocks	24,697	—	—	24,697
Total long-term investments	10,879,493	—	—	10,879,493
Short-term investments†	3,049	—	—	3,049
Total investments	$10,882,542	—	—	$10,882,542

†	See Schedule of Investments for additional detailed categorizations.

36	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

(b) Futures contracts. The Fund uses futures contracts generally to gain or manage exposure to certain asset classes, sectors, or markets or for cash management purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	37

Notes to financial statements (cont’d)

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

38	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2018, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	39

Notes to financial statements (cont’d)

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$443	$(443)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS Investors monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution

40	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$2,416,490
Sales	2,253,734

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$10,983,074	$788,380	$(888,912)	$(100,532)

4. Derivative instruments and hedging activities

At October 31, 2018, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2018. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(151)

During the year ended October 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)[1]	$560

[1]	At October 31, 2018, there were no open positions held in this derivative.

5. Fund share transactions

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 200,000 shares of the

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	41

Notes to financial statements (cont’d)

Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$185,000	$150,000

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$302,004
Undistributed long-term capital gains — net	107,697
Total undistributed earnings	$409,701
Unrealized appreciation (depreciation)(a)	(100,910)
Total accumulated earnings (losses) — net	$308,791

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in foreign passive investment companies and book/tax differences in the treatment of partnership investments.

42	Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Legg Mason Developed ex-US Diversified Core ETF

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Developed ex-US Diversified Core ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018 and the statement of changes in net assets and financial highlights for each of the two years in the period ended October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of the Fund as of October 31, 2016 and for the period December 28, 2015 (inception) through October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Legg Mason Developed ex-US Diversified Core ETF 2018 Annual Report	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Developed ex-US Diversified Core ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

44	Legg Mason Developed ex-US Diversified Core ETF

Independent Trustees† cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason Developed ex-US Diversified Core ETF	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

46	Legg Mason Developed ex-US Diversified Core ETF

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Legg Mason Developed ex-US Diversified Core ETF	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel— U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

48	Legg Mason Developed ex-US Diversified Core ETF

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason Developed ex-US Diversified Core ETF	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/27/2017
Payable date:	12/29/2017
Ordinary income:
Qualified dividend income for individuals	91.83%
Foreign source income	91.46	%*
Foreign taxes paid per share	$0.049168

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

50	Legg Mason Developed ex-US Diversified Core ETF

Legg Mason

Developed ex-US Diversified Core ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

Transfer agent

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”)*

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	Effective July 16, 2018, BNY became custodian and BNY Mellon became transfer agent.

Legg Mason Developed ex-US Diversified Core ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Developed ex-US Diversified Core ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Developed ex-US Diversified Core ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The MSCI World ex-US Index (the “MSCI Index”) was used by QS Investors, LLC (“QS Investors”), the Fund’s subadvisor, as the reference universe for selection of the component securities included in the QS DBI Developed ex-US Diversified Index (the “QS DBI Index” or the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the QS DBI Index of the Legg Mason Developed ex-US Diversified Core ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the QS DBI Index. The MSCI Index was provided on an “as is”basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including with-out limitation lost profits) or any other damages in connection with the MSCI Index, the QS DBI Index, or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

QS Investors does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS Investors shall not have any liability for any errors, omissions or interruptions therein. QS Investors makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with the Fund or for any use. QS Investors makes no sense or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS Investors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

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ETFF323369 12/18 SR18-3503

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal period ending October 31, 2017 and October 31, 2018 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $80,000 in October 31, 2017 and $140,000 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2017 and $52,489 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason ETF Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,500 in October 31, 2017 and $0 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2017 and $0 in October 31, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 27, 2018